OTHER CURRENT AND NON-CURRENT ASSETS (Tables)	12 Months Ended
Dec. 31, 2022
Deferred Costs, Capitalized, Prepaid, and Other Assets Disclosure [Abstract]
SCHEDULE OF OTHER CURRENT ASSETS

(a) As of December 31, 2022 and 2021, other current assets consist of:

	December 31, 2022	December 31, 2021
Advances to unrelated-parties (i)	$837,041	$782,663
Advances to a related party	246,080	-
Advances to employees	309,911	49,218
Other current assets	161,456	231,695
	$1,554,488	$1,063,576

(i)	The advances to unrelated parties for business development are non-interest bearing and are due on demand.

As of December 31, 2022, the balance included the amount due from a third-party vendor of approximately $589,000. According to the contract and its subsequent amendment, the vendor is contracted to perform consulting service of market research as subcontractor and to facilitate the development of the new media advertising market.

Based on the amendment of the contract, the Company agrees to make advances to the vendor specifically for its market development purposes, and the total commitment of funding was RMB6 million (approximately USD $870,000). Meanwhile, the Company agrees to pay the vendor a 12% commission fee based on the advertising revenue it has facilitated, and a 50% subcontractor fee based on the consulting services revenue, tax inclusive.

If the Company’s revenue facilitated by the vendor does not reach certain threshold during specified periods, the contract could be terminated by the Company, and all funding with applicable interest, less any commissions and subcontractor fees payable to the vendor, shall be repaid to the Company within one month after the termination of the contract. If the two parties terminate the cooperation on the condition that the vendor meet the target, all funding without interest, shall be repaid.

The first period as specified is from January 1, 2021 to December 31, 2021 with a threshold revenue of RMB 15 million (approximately USD $2,294,400). The threshold revenue is to increase by 30% in the year 2022. As of December 31, 2021, revenue facilitated by the vendor has reached RMB15.2 million (approximately USD $2,386,360). In December 2022, both parties agreed a one-year extension to fulfill the revenue threshold for year 2022. For the year ended December 31, 2022, revenue facilitated by the vendor has reached RMB7.5 million (approximately USD $1,111,000). The Company will continue to monitor the revenue facilitated by the vendor and assess if an event occurs or circumstance changes that would potentially indicate that the carrying amount of the receivable was impaired.

SCHEDULE OF OTHER NON-CURRENT ASSETS	(b) As of December 31, 2022 and 2021, Other assets, non-current consist of:
	December 31, 2022	December 31, 2021
Other assets, non-current, net	$1,775,540	$2,948,681
	$1,775,540	$2,948,681